UNITED MOBILE HOMES, INC.
      Juniper Business Plaza, 3499 Route 9 North, Suite 3-C
                   Freehold, New Jersey 07728


            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


                          June 10, 2004

       Notice is hereby given that the Annual Meeting of Shareholders (Annual Meeting) of United Mobile Homes, Inc. (the Company) will be held Thursday, June 10, 2004, at 4:00 p.m. at the offices of the Company at Juniper Business Plaza, 3499 Route 9 North, Suite 3-C, Freehold, New Jersey, for the following purposes:

     1. To elect two Directors, the names of whom are set forth in the accompanying Proxy Statement, to serve for a three-year term;

     2.   To   approve the selection by the Board of Directors of
          the   appointment  of  KPMG LLP as Independent Auditors
          for the  Company for the year ending December 31, 2004;
          and

     3. To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

     The books containing the minutes of the last Annual Meeting of Shareholders, and the minutes of all meetings of the Directors since the last Annual Meeting of Shareholders, will be presented at the Annual Meeting for the inspection of the shareholders. Only shareholders of record at the close of business on April 22, 2004 will be entitled to vote at the Annual Meeting and at any adjournments thereof.

     IF  YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE SIGN  AND
DATE THE ENCLOSED PROXY WHICH IS BEING SOLICITED BY THE  BOARD OF
DIRECTORS, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                              BY ORDER OF THE BOARD OF DIRECTORS



                                   /s/ Ernest V. Bencivenga
                                   ERNEST V. BENCIVENGA
                                   SECRETARY
May 3, 2004

                    UNITED MOBILE HOMES, INC.
                     Juniper Business Plaza
                  3499 Route 9 North, Suite 3-C
                   Freehold, New Jersey 07728
                           __________

                         PROXY STATEMENT
                 ANNUAL MEETING OF SHAREHOLDERS
                          JUNE 10, 2004
                           __________

             SOLICITATION AND REVOCATION OF PROXIES

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of United Mobile Homes, Inc. (the Company) of proxies to be voted at the Annual Meeting of Shareholders of the Company to be held on June 10, 2004, and at any adjournments thereof, for the purposes listed in the preceding Notice of Annual Meeting of Shareholders. This Proxy
Statement and the accompanying Proxy card are being distributed on or about May 3, 2004 to shareholders of record on April 22, 2004.

     A copy of the Annual Report, including financial statements, is being mailed herewith.

     Any shareholder giving the accompanying proxy has the power to revoke it at any time before it is exercised at the Annual Meeting by filing with the Secretary of the Company an instrument revoking it, by delivering a duly executed proxy card bearing a later date, or by appearing at the meeting and voting in person. Shares represented by properly executed proxies will be voted as specified thereon by the shareholder. Unless the shareholder specifies otherwise, such proxies will be voted FOR the proposals set forth in the Notice of Annual Meeting.

     The cost of preparing, assembling and mailing this Proxy Statement and form of proxy, and the cost of soliciting the proxies related to the Annual Meeting will be borne by the Company. The Company does not intend to solicit proxies otherwise than by use of the mail, but certain officers and regular employees of the Company, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies.

                          VOTING RIGHTS

      Only holders of the Company's $.10 par value common stock (Common Stock) of record as of the close of business on April 22, 2004, are entitled to vote at the Annual Meeting. As of the record date, there were issued and outstanding 8,432,023 shares of Common Stock, each share being entitled to one vote on any matter which may properly come before the Annual Meeting. Said voting right is non-cumulative. The holders of a majority of the outstanding shares of Common Stock shall constitute a quorum. An affirmative vote of a majority of the votes cast by the holders of the Common Stock is required for approval of Proposals 1 and 2.

                           PROPOSAL 1

                      ELECTION OF DIRECTORS

      Two persons have been nominated by the Nominating Committee to serve on the Board of Directors of the Company. Your proxy will be voted for the election of the two nominees named in this proxy statement, all of whom are members of the present Board of Directors, to serve for a three-year term, unless you specifically withhold your authority. All nominees have agreed to serve, if elected, for the new term. If for any reason any of the two nominees becomes unavailable for election, your proxy will be voted for any substitute nominee who may be selected by the Board of Directors prior to or at the meeting, or, if no substitute is selected by the Board of Directors, for a motion to reduce the membership of the Board of Directors to the number of the nominees who are available to serve. In the event the membership of the Board of Directors is reduced, it is anticipated that it would be restored to the original number at the next annual meeting. In the event a vacancy occurs on the Board of Directors after the Annual Meeting, the Company's Bylaws provide that any such vacancy will be filled for the unexpired term only by the affirmative vote of a majority of the remaining Directors in office. The Company has no knowledge that any of the two nominees will become unavailable for election.

      The proxies solicited cannot be voted for a greater number of persons than the nominees named.

     Robert G. Sampson, a nominee for Director is also a Director of Monmouth Capital Corporation, a publicly-owned affiliate of the Company. In addition, the Officers and Directors of the Company may engage in real estate transactions for their own account, which transactions may also be suitable for the Company. In most respects, the activities of the Company, Monmouth Real Estate Investment Corporation, a publicly-owned affiliate of the Company, and Monmouth Capital Corporation are not in conflict, but rather complement each other. However, the activities of the Officers and Directors of the Company on behalf of the other companies, or for their own account, may on occasion conflict with those of the Company and deprive the Company of favorable opportunities. It is the opinion of the Officers and Directors of the Company that there have been no conflicting transactions since the beginning of the last fiscal year.

      The Company has two long-time Directors who have served the Company with distinction. Under the recently adopted Sarbanes-Oxley Act, the Board of Directors must consist of a majority of "independent" Directors. Therefore, Ernest V. Bencivenga and Charles P. Kaempffer will resign as Directors, effective June 10, 2004. Each will continue to provide advice to the Company as Director Emeritus.

      The following table sets forth information regarding the Directors standing for election, the Directors who will resign in order to comply with the Director requirements of the Sarbanes-Oxley Act, and Directors whose terms continue beyond the Annual
Meeting:

                      Present Position with the Company;
                      Business Experience During Past     Director
Nominee          Age  Five Years; Other Directorships       Since
_______          ___  __________________________________  _______

                        DIRECTORS STANDING FOR ELECTION
                        _______________________________

James E.         63   Director.    Attorney    at    Law;  2001
Mitchell              General      Partner,      Mitchell
                      Partners,  L.P. (1979 to  present);
                      President,     Mitchell     Capital
                      Management,    Inc.    (1987     to
                      present).

Robert G.        78   Director.    Director   (1963    to  1969
Sampson               present)   of   Monmouth    Capital
                      Corporation,  an affiliate  of  the
                      Company;  Director (1968  to  2001)
                      of  Monmouth Real Estate Investment
                      Corporation,  an affiliate  of  the
                      Company;  General Partner (1983  to
                      present)   of  Sampco,   Ltd.,   an
                      investment group.


                        DIRECTORS WHO WILL RESIGN
                        _________________________

Ernest V.        86   Secretary/Treasurer    (1984     to  1969
Bencivenga            present)  and Director.   Financial
                      consultant to the Company (1976  to
                      present);  Treasurer  and  Director
                      (1961  to  present)  and  Secretary
                      (1967   to   present)  of  Monmouth
                      Capital  Corporation, an  affiliate
                      of  the Company; Treasurer (1968 to
                      present)  and  Director  (1968   to
                      2004)   of  Monmouth  Real   Estate
                      Investment     Corporation,      an
                      affiliate of the Company.


Charles P.       66   Director.    Director   (1970    to  1969
Kaempffer             present)   of   Monmouth    Capital
                      Corporation,  an affiliate  of  the
                      Company;  Director (1974  to  2004)
                      of  Monmouth Real Estate Investment
                      Corporation,  an affiliate  of  the
                      Company;    Vice    Chairman    and
                      Director   (1996  to  present)   of
                      Community Bank of New Jersey.

                      Present Position with the Company;
                      Business Experience During Past     Director
Nominee          Age  Five Years; Other Directorships       Since
_______          ___  __________________________________  ________


                     DIRECTORS WHOSE TERMS EXPIRE IN 2005
                     ____________________________________

Richard H. Molke 77   Director.    General   Partner   of  1986
                      Molke  Family  Limited  Partnership
                      (1994 to present).

Eugene           70   Director.     Retired    physician.  1977
Rothenberg            Director   (2001  to  present)   of
                      Monmouth  Capital  Corporation,  an
                      affiliate of the Company.


                     DIRECTORS WHOSE TERMS EXPIRE IN 2006
                     ____________________________________

Anna T. Chew     45   Vice  President and Chief Financial  1995
                      Officer   (1995  to  present)   and
                      Director.      Certified     Public
                      Accountant.   Vice President  (2001
                      to  present) and Director (1994  to
                      present)   of   Monmouth    Capital
                      Corporation,  an affiliate  of  the
                      Company;   Controller   (1991    to
                      2003),   Chief  Financial   Officer
                      (2003   to  present)  and  Director
                      (1993  to  2004) of  Monmouth  Real
                      Estate  Investment Corporation,  an
                      affiliate of the Company.

Eugene W. Landy  70   Chairman  of  the  Board  (1995  to  1969
                      present), President (1969 to  1995)
                      and  Director.   Attorney  at  Law;
                      President  and  Director  (1961  to
                      present)   of   Monmouth    Capital
                      Corporation,  an affiliate  of  the
                      Company;   President  and  Director
                      (1968 to present) of Monmouth  Real
                      Estate  Investment Corporation,  an
                      affiliate  of the Company.   Eugene
                      W.  Landy  is the father of  Samuel
                      A. Landy.

Samuel A. Landy  42   President  (1995 to present),  Vice  1992
                      President   (1991  to   1995)   and
                      Director.    Attorney    at    Law;
                      Director   (1994  to  present)   of
                      Monmouth  Capital  Corporation,  an
                      affiliate of the Company;  Director
                      (1989 to present) of Monmouth  Real
                      Estate  Investment Corporation,  an
                      affiliate  of the Company.   Samuel
                      A.  Landy  is the son of Eugene  W.
                      Landy.

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION TO
 THE BOARD OF DIRECTORS OF EACH OF THE TWO PERSONS STANDING FOR
                      ELECTION NAMED ABOVE

                      Director Independence

      After the annual meeting, the Company will have a Board of Directors consisting of seven members. The Board of Directors has determined that four members, James E. Mitchell, Richard H. Molke, Eugene Rothenberg and Robert G. Sampson, are independent as defined by the rules of the Securities and Exchange Commission
(SEC)  and  the listing standards of the American Stock  Exchange
(AMEX).  Three members, Anna T. Chew, Eugene W. Landy, and Samuel
A. Landy, are not considered independent directors because of their employment as senior executives of the Company.

   Committees of the Board of Directors and Meeting Attendance

      The  Board of Directors had four meetings during  the  last
fiscal  year.   No  Director  attended  fewer  than  75%  of  the
meetings.

      The  Company  has a standing Audit Committee,  Compensation
Committee and Nominating Committee of the Board of Directors.

Audit Committee

     The Audit Committee's responsibilities include reviewing and overseeing financial reporting, policies and procedures and internal controls, retaining the independent auditor, approving the audit fees, and discussing the independent auditors independence. It also oversees the internal audit function, legal and regulatory compliance and adherence to the Code of Business Conduct and Ethics, establishing procedures for complaints received regarding the Company's accounting, internal accounting controls and auditing matters. In addition, the Audit Committee prepares the Audit Committee Report which is included in the Company's annual proxy statements. The Audit Committee had four meetings during the fiscal year, including an executive session with the independent auditors, in which management did not attend.

     The current members of the Company's Audit Committee are James E. Mitchell, Richard H. Molke and Eugene Rothenberg. The Board has determined that each member of the Audit Committee is independent as defined by the rules of the SEC and the listing standards of the AMEX, and that each of them is able to read and understand fundamental financial statements. The Board has also determined that James E. Mitchell is an "audit committee financial expert" within the meaning of the rules of the SEC and is "financially sophisticated" within the meaning of the rules of the AMEX.

Compensation Committee

     The Compensation Committee evaluates the performance of the Chairman of the Board and the President in light of the Company's goals and objectives, determines the executive officers' compensation, which includes base salary and bonus, and
administers   the   Company's  2003  Stock  Option   Plan.    The
Compensation Committee had one meeting during the last fiscal year. The current members of the Compensation Committee are Richard H. Molke and Eugene Rothenberg. The Board has determined that each member of the Compensation Committee is independent as defined by the rules of the SEC and the listing standards of the AMEX.

Nominating Committee

     The Nominating Committee identifies, considers and recommends candidates to serve as members of the Board and makes recommendations regarding the structure and composition of the Board of Directors and Committees. The Nominating Committee was established in January 2004, and accordingly had no meetings during the last fiscal year. The Nominating Committee met in January 2004 to recommend the directors for the Annual Meeting of Shareholders. James E. Mitchell, Richard H. Molke and Eugene Rothenberg serve on the Nominating Committee. The Board of Directors has determined that each member of the Nominating Committee is an independent Director as defined by the rules of the SEC and the listing standards of the AMEX. Our Nominating Committee does not operate under a written charter.

     The principal function of the Nominating Committee is to review and select candidates for nomination to the Board of Directors. The Nominating Committee will consider director candidates recommended by the Company's shareholders. Recommendations with regard to nominees for election to the Board of Directors may be submitted by any stockholder entitled to vote for the election of directors in writing, received by the Secretary of the Corporation at least 90 days but not more than 120 days prior to the first anniversary of the date on which the Company mailed its proxy materials for the prior year's annual meeting of shareholders. Each notice of nomination must set forth (i) the name, age, business address and, if known, residence address of each nominee, (ii) the principal occupation or employment of each such nominee, (iii) the number of shares of common stock of the Company which are beneficially owned by each such nominee, and (iv) such other information as required by the SEC pursuant to Regulation 14A of the Securities Exchange Act of 1934, as amended (Exchange Act).

     In connection with the formation of the Nominating Committee, the Company's Board of Directors established certain minimum qualifications for board members, including being at least 21 years old and possessing (1) the ability to read and understand corporate financial statements, (2) relevant business experience and professional skills, (3) high moral character and personal and professional integrity, and (4) the willingness to commit sufficient time to attend to his or her duties and responsibilities as a director of a public corporation. In addition, the Nominating Committee may consider a variety of other qualities and skills, including (i) the ability to exercise independent decision-making, (ii) the absence of conflicts of interest and, (iii) the ability to work effectively with other directors in collectively serving the long-term interests of all shareholders. Nominees must also meet any applicable requirements of SEC regulations, state law, and the Company's articles of incorporation and bylaws.

     The Nominating Committee has established a process for identifying and evaluating nominees for director. The Nominating Committee will annually assess the qualifications, expertise, performance and willingness to serve of existing directors. If at this time or at any other time during the year the Board of Directors determines a need to add a new director with specific qualifications or to fill a vacancy on the Board, the Chairman of the Nominating Committee will then initiate the search, seeking input from other directors and senior management, considering nominees previously submitted by shareholders, and, if deemed necessary or appropriate, hiring a search firm. An initial slate of candidates satisfying the specific qualifications, if any, and otherwise qualifying for membership on the Board, will then be identified and presented to the Nominating Committee by the Committee Chairman. The Nominating Committee will then prioritize the candidates and determine if the Nominating Committee members, other directors or senior management have relationships with the preferred candidates and can initiate contacts. To the extent feasible, all of the members of the Nominating Committee and the President will interview the prospective candidate(s). Evaluations and recommendations of the interviewers will be submitted to the Nominating Committee for final evaluation. The Nominating Committee will meet to consider such recommendations and to approve the final candidate. The Nominating Committee will evaluate all nominees for director, including nominees recommended by a stockholder, on the same basis.

     To date, there are no third parties being compensated for identifying and evaluating candidates.

Independent Director Meeting

      The Company's independent directors, as defined under the listing standards of the AMEX, have established a policy to meet separately from the other directors in a regularly scheduled executive session at least annually, and at such times as may be deemed appropriate by the Company's independent directors. Any independent director may call an executive session of independent directors at any time.

                   Shareholder Communications

      The Company has established procedures for shareholders to communicate with the Board of Directors on a confidential basis. Shareholders who wish to communicate with the Board or with a particular director may send a letter to the Secretary of the Company at 3499 Route 9 North, Suite 3-C, Freehold, NJ 07728. The mailing envelope must contain a clear notation indicating that the enclosed mailing is a "Stockholder-Board Communication" or "Stockholder-Director Communication". All such letters must identify the author as a stockholder and clearly state whether the intended recipients of the letter are all of the members of the Board or just certain specified individual directors. The Secretary will make copies of all such letters and circulate them to the directors addressed. If a stockholder wishes the communication to be confidential, such shareholder must clearly indicate on the envelope that the communication is "Confidential". The Secretary will then forward such communication, unopened, to the intended recipient.

                         Code of Conduct

      The Company has adopted a Code of Business Conduct and Ethics, which applies to all directors, officers, and employees of the Company, including its principal executive officers and principal financial officer. This code is posted on our website at http:www.umh.com. During 2003, no violations of the Code of Business Conduct and Ethics were reported nor were any waivers granted.

                           PROPOSAL 2

                APPROVAL OF INDEPENDENT AUDITORS

      It is proposed to approve the appointment of KPMG LLP as Independent Auditors for the purpose of making the annual audit of the books of account of the Company for the year ending December 31, 2004, and shareholder approval of said appointment is requested. KPMG LLP has served as independent auditors of the Company since 1994. There are no affiliations between the Company and KPMG LLP, its partners, associates or employees, other than its employment as Independent Auditors for the Company. KPMG LLP informed the Company that it has no direct or indirect financial interest in the Company. The Company expects a representative of KPMG LLP to be present at the Annual Meeting either to make a statement or to respond to appropriate questions.

      The approval of the appointment of the Independent Auditors must be by the affirmative vote of a majority of the votes cast at the Annual Meeting. In the event KPMG LLP does not receive an affirmative vote of the majority of the votes cast by the holders of shares entitled to vote, then another firm will be appointed as Independent Auditors and the shareholders will be asked to ratify the appointment at the next annual meeting.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL


 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The  following table lists information with respect  to  the beneficial ownership of the Company's Common Stock (Shares) as of
April 22, 2004 by:

     - each person known by the Company to beneficially own more than five percent of the Company's outstanding Shares;

     - the Company's directors;

     - the Company's executive officers; and

     - all of the Company's executive officers and directors as a group.

     Unless  otherwise  indicated, the person  or  persons  named below have sole voting and investment power and that person's address is c/o United Mobile Homes, Inc., Juniper Business Plaza, 3499 Route 9 North, Suite 3-C, Freehold, New Jersey 07728. In determining the number and percentage of shares beneficially owned by each person, Shares that may be acquired by that person under options exercisable within sixty (60) days of April 22, 2004 are deemed beneficially owned by that person and are deemed outstanding for purposes of determining the total number of outstanding shares for that person and are not deemed outstanding for that purpose for all other shareholders.

                              Amount and Nature   Percentage
Name and Address              of Beneficial       of Shares
of Beneficial Owner           Ownership(1)        Outstanding(2)
__________________            _________________   ______________

Ernest V. Bencivenga          30,588(3)           *

Anna T. Chew                  113,485(4)          1.34%

Charles P. Kaempffer          60,318(5)           *

Eugene W. Landy               1,013,228(6)        11.95%

Samuel A. Landy               379,739(7)          4.45%

James E. Mitchell             170,347(8)          2.02%

Richard H. Molke              109,656(9)          1.30%

Eugene D. Rothenberg          81,487(10)          *

Robert G. Sampson             130,589(11)         1.55%

Directors and Officers as a   2,089,437
group                                             24.25%

     *Less than 1%.


     (1) Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the Company believes that the persons named in the table have sole voting and investment power with respect to all Shares listed.

     (2) Based on the number of Shares outstanding on April 22, 2004, which was 8,432,023 Shares.

     (3) Includes (a) 9,095 Shares owned by Mr. Bencivenga's wife; (b) 9,452 Shares held in Mr. Bencivenga's 401(k) Plan; and
(c) 5,000 Shares issuable upon the exercise of stock options. Excludes 5,000 shares issuable upon exercise of stock option, which stock option is not exercisable until 8/25/2004.

     (4) Includes (a) 83,485 Shares owned jointly with Ms. Chew's husband; (b) 6,108 Shares held in Ms. Chew's 401(k) Plan; and (c) 30,000 Shares issuable upon exercise of stock options. Excludes 10,000 Shares issuable upon exercise of stock option, which stock option is not exercisable until 8/25/2004.

      (5) Includes (a) 2,000 Shares owned by Mr. Kaempffer's wife; and (b) 30,425 Shares held in the Charles P. Kaempffer
Defined Benefit Pension Plan of which Mr. Kaempffer is Trustee with Power to vote.

      (6)   Includes (a) 85,688 Shares owned by Mr. Landy's wife;
(b) 172,608 Shares held by Landy Investments, Ltd. for which Mr. Landy has power to vote; (c) 73,212 Shares held in the Landy &
Landy Employees' Profit Sharing Plan of which Mr. Landy is a trustee and has shared voting and dispositive power; (d) 57,561 Shares held in the Landy & Landy Employees' Pension Plan of which Mr. Landy is a trustee and has shared voting and dispositive power; (e) 5,000 Shares held in the Eugene W. and Gloria Landy Family Foundation, a charitable trust, of which Mr. Landy has shared voting and dispositive power; and (f) 50,000 Shares held in the Eugene W. & Gloria Landy Charitable Lead Annuity Trust of which Mr. Landy is a trustee and has shared voting and dispositive power. Includes 50,000 Shares issuable upon the exercise of stock options.

      (7)   Includes (a) 27,153 Shares owned by Mr. Landy's wife;
(b) 28,666 Shares held in custodial accounts for Mr. Landy's minor children under the New Jersey Uniform Transfers to Minors Act with respect to which he disclaims any beneficial interest but he has sole dispositive and voting power; (c) 6,221 Shares in the Samuel Landy Family Limited Partnership; (d) 10,211 Shares held in Mr. Landy's 401(k) Plan; and (d) 100,000 Shares issuable upon exercise of stock options. Excludes 50,000 shares issuable upon exercise of stock options, which stock options are not exercisable until 8/18/2004 and 1/16/2005 respectively.

      (8) Includes 135,379 Shares held by Mitchell Partners in which Mr. Mitchell has a beneficial interest.

      (9)  Includes 50,563 Shares owned by Mr. Molke's wife.

      (10) Includes 56,888 Shares held by Rothenberg Investments,
Ltd. in which Dr. Rothenberg has a beneficial interest.

      (11) Includes 48,492 Shares held by Sampco Ltd. in which Mr. Sampson has a beneficial interest.



                     EXECUTIVE COMPENSATION

Summary Compensation Table

      The following Summary Compensation Table shows compensation paid by the Company to its Chairman of the Board, President and Vice President for services rendered during the fiscal years ended December 31, 2003, 2002 and 2001. There were no other executive officers whose aggregate cash compensation exceeded $100,000.

Name and                                              Securities
Principal                 Annual Compensation         Underlying
Position       Year   Salary     Bonus      Other       Options
________       ____   ______     _____      _____     __________

Eugene W.      2003   $150,000   $   -0-  $35,776(1)        -0-
Landy          2002   $150,000   $   -0-  $17,276(1)        -0-
Chairman of    2001   $150,000   $   -0-  $15,076(1)        -0-
the Board

Samuel A.      2003   $299,250   $54,862  $23,08 (2)     25,000
Landy          2002   $285,000   $14,961  $21,585(2)     25,000
President      2001   $224,616   $25,704  $21,028(2)     25,000

Anna T. Chew   2003   $177,200   $16,194  $19,631(3)     10,000
Vice President 2002   $160,488   $16,194  $19,000(3)     10,000
               2001   $145,898   $15,631  $17,646(3)     10,000


(1)  Represents Director's fees, legal fees and fringe benefits.

(2)  Represents    Director's   fees,   fringe    benefits    and
     discretionary contributions by the Company to the  Company's
     401(k) Plan allocated to an account of the named executive officer.

(3) Represents Director's fees and discretionary contributions by the Company to the Company's 401(k) Plan allocated to an account of the named executive officer.

Compensation of Directors

      The Directors received a fee of $1,500 for each Board meeting attended and an additional fixed annual fee of $10,000 payable $2,500 quarterly. Directors appointed to committees received $150 for each meeting attended. Those specific committees are Compensation Committee, Audit Committee and Nominating Committee.

Stock Option Plan

      On August 14, 2003, the shareholders approved and ratified the Company's 2003 Stock Option Plan (the 2003 Plan) authorizing the grant to officers, directors and key employees options to purchase up to 1,500,000 shares of common stock. All options are exercisable one year from the date of grant. The option price shall not be below the fair market value at date of grant. If options granted under the 2003 Plan expire or terminate for any reason without having been exercised in full, the Shares subject to, but not delivered under, such options shall become available for additional option grants under the 2003 Plan. This Plan replaced the Company's 1994 Stock Option Plan which, pursuant to its terms, terminated December 31, 2003.

     The following table sets forth, for the executive officers named in the Summary Compensation Table, information regarding individual grants of stock options made during the year ended
December 31, 2003:

                       Percent of                        Potential Realized
                          Total                           Value at Assumed
                         Options    Price                 Annual Rates for
              Options  Granted to    Per    Expiration      Option Terms
Name          Granted   Employees   Share      Date         5%       10%
____          _______  _________    _____    _________    ________  _______

Samuel A.
Landy         25,000   39%         $16.92   08/18/11     $145,082  $401,210

Anna T. Chew  10,000   16%         $15.00   08/25/11     $ 71,618  $171,538



      The following table sets forth, for the executive officers named in the Summary Compensation Table, information regarding stock options outstanding at December 31, 2003:

                                      Number of
                                      Unexercised      Value of
                 Shares               Options          Unexercised
                Acquired              at Year-End      Options at Year-
                  Upon      Value     Exercisable/     End Exercisable/
Name            Exercise    Realized  Unexercisable    Unexercisable
___             ________  _________  ____________     _______________

Eugene W. Landy  25,000    $ 85,500    50,000/  -0-   $438,000/  $  -0-

Samuel A. Landy  25,000    $137,945   100,000/25,000  $686,624/  $ 2,250

Anna T. Chew     20,000    $130,275   30,000/ 10,000  $193,300/  $20,100


Employment Agreements

     On  December  14,  1993, the Company  and  Eugene  W.  Landy
entered into an Employment Agreement under which Mr. Landy receives an annual base compensation of $150,000 (as amended) plus bonuses and customary fringe benefits, including health insurance, participation in the Company's 401(k) Plan, stock options, five weeks' vacation and use of an automobile. Additionally, there may be bonuses voted by the Board of Directors. The Employment Agreement is terminable by either party at any time subject to certain notice requirements. On severance of employment by the Company, Mr. Landy will receive severance of $450,000, payable $150,000 on severance and $150,000 on the first and second anniversaries of severance. In the event of disability, Mr. Landy's compensation will continue for a period of three years, payable monthly. On retirement, Mr. Landy will receive a pension of $50,000 a year for ten years, payable in monthly installments. In the event of death, Mr. Landy's designated beneficiary will receive $450,000, $100,000 thirty days after death and the balance one year after death. The
Employment Agreement automatically renews each year for successive one-year periods. Effective January 1, 2004, this Employment Agreement was amended to increase Mr. Landy's annual base compensation to $175,000. Additionally, Mr. Landy's pension has been extended for an additional three years.

      Effective January 1, 2002, the Company and Samuel A. Landy entered into a three-year Employment Agreement under which Mr. Samuel Landy receives an annual base salary of $285,000 for 2002, $299,250 for 2003 and $314,212 for 2004 plus bonuses and customary fringe benefits. Bonuses are at the discretion of the Board of Directors and are based on certain guidelines. Mr. Samuel Landy will also receive four weeks vacation, use of an automobile, and stock options for 25,000 shares in each year of the contract. On severance by the Company or disability, Mr. Samuel Landy is entitled to one year's salary.

      Effective January 1, 2003, the Company and Anna T. Chew entered into a three-year Employment Agreement. Ms. Chew will receive an annual base salary of $177,200 for 2003, plus bonuses and customary fringe benefits. Each year Ms. Chew will receive a 10% increase in her base salary. On severance by the Company, Ms. Chew is entitled to an additional one year's salary.

 REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

Overview and Philosophy

      The Company has a Compensation Committee consisting of two independent, outside Directors. This Committee is responsible for making recommendations to the Board of Directors concerning compensation. The Compensation Committee takes into consideration three major factors in setting compensation.

      The first consideration is the overall performance of the Company. The Committee believes that the financial interests of the executive officers should be aligned with the success of the Company and the financial interests of its shareholders.

     The second consideration is the individual achievements made by each officer. The Company is a small REIT. The Board of Directors is aware of the contributions made by each officer and makes an evaluation of individual performance based on their own familiarity with the officer.

      The  final  criteria in setting compensation is  comparable
wages  in  the  industry.   In  this regard,  the  REIT  industry
maintains excellent statistics.

Evaluation

      Mr. Eugene Landy is under an employment agreement with the Company. His base compensation under this contract is $150,000 per year. (The Summary Compensation Table for Mr. Eugene Landy shows a salary of $150,000 and $35,776 in director's fees, fringe benefits and legal fees). This contract expired in 1998 and had been renewed for one-year periods. Effective January 1, 2004, the Committee approved an increase to Mr. Landy's base compensation to $175,000 per year.

      The Committee also reviewed the progress made by Mr. Samuel
A. Landy, President, including funds from operations which increased by approximately 18%. Mr. Samuel Landy is under an employment agreement with the Company. His base compensation under this contract is $299,250 for 2003. Mr. Samuel Landy also received bonuses totaling $54,862. These bonuses were primarily based upon his meeting certain performance goals as outlined in his employment agreement.

                              Compensation Committee:
                              Richard H. Molke
                              Eugene Rothenberg

                  REPORT OF THE AUDIT COMMITTEE

      The Board of Directors adopted a written charter for the Audit Committee.

      The Company has an Audit Committee consisting of three "independent" Directors, as defined by the listing standards of the AMEX. The Audit Committee's role is to act on behalf of the Board of Directors in the oversight of all material aspects of the Company's reporting, internal control and audit functions.

     We have reviewed and discussed with management the Company's audited financial statements as of and for the year ended
December 31, 2003.

      We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No.
61, Communication with Audit Committees.

      We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, "Independence Discussions with Audit Committees", and have discussed with the auditors the auditors' independence.

      Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003.

Fees Billed by Independent Auditors

       KPMG LLP served as the Company's independent auditors for the years ended December 31, 2003 and 2002. The following are the fees billed by KPMG in connection with services rendered:

                               2003          2002
                               ____          ____

Audit Fees                   $46,000        $39,500
Audit Related Fees               -0-            -0-
Tax Fees                      47,250         47,250
All Other Fees                   -0-            -0-
                               ______        ______

            Total Fees        $93,250       $86,750
                               ======        ======

      Audit  fees include professional services rendered by  KPMG
LLP for the audit of the Company's annual financial statements and reviews of financial statements included in the Company's quarterly reports on Form 10-Q.

      Tax fees include professional services rendered by KPMG LLP for the preparation of the Company's federal and state corporate tax returns and supporting schedules as may be required by the Internal Revenue Service and applicable state taxing authorities. Tax fees also include other work directly affecting or supporting the payment of taxes, including planning and research of various tax issues.

Audit Committee Pre-Approval Policy

      The Audit Committee has adopted a policy for the pre-approval of audit and permitted non-audit services provided by the Company's principal independent accountants. The policy requires that all services provided by KPMG LLP to the Company, including audit services, audit-related services, tax services and other services, must be pre-approved by the Committee. The pre-approval requirements do not prohibit day-to-day normal tax consulting services, where each individual matter will not exceed $5,000 and in the aggregate will not exceed $25,000 for 2003 and 2004.

     The Audit Committee has determined that the provision of the non-audit services described above is compatible with maintaining
KPMG LLP's independence.

                              Audit Committee:
                              James E. Mitchell
                              Richard H. Molke
                              Eugene Rothenberg

                  COMPARATIVE STOCK PERFORMANCE

      The following line graph compares the total return of the Company's common stock for the last five years to the NAREIT ALL REIT Total Return Index published by the National Association of Real Estate Investment Trust (NAREIT) and to the S&P 500 Index for the same period. The total return reflects stock price appreciation and dividend reinvestment for all three comparative indices. The information herein has been obtained from sources believed to be reliable, but neither its accuracy nor its completeness is guaranteed.


                      1998    1999    2000   2001    2002    2003
                     _____   _____   _____  _____   _____   _____

United Mobile          100      84     106    146     174     231
Homes, Inc.
NAREIT All REIT        100      94     118    136     143     198
S & P 500              100     121     110     97      76      97


         CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      The Company operates as part of a group of three public companies (all REITs) which includes the Company, Monmouth Real Estate Investment Corporation (MREIC) and Monmouth Capital Corporation (MCC), (collectively, the affiliated companies). Some general and administrative expenses are allocated among the affiliated companies based on use or services provided. Allocations of salaries and benefits are made based on the amount of the employees' time dedicated to each affiliated company.

      There  were  five Directors of the Company  who  were  also
Directors  and  shareholders  of  MREIC,  and  there  were  seven
Directors of the Company who were also Directors and shareholders of MCC.

Transactions with Monmouth Real Estate Investment Corporation

      During 2003, 2002 and 2001, the Company purchased shares of
MREIC  common  stock primarily through its Dividend  Reinvestment and  Stock  Purchase Plan.  During 2003, the Company sold  50,000 shares of MREIC and recorded a gain on sale of $131,727.

Transactions with Monmouth Capital Corporation and Subsidiary

      During 2003, 2002 and 2001, the Company purchased shares of MCC common stock primarily through its Dividend Reinvestment and Stock Purchase Plan.

      Prior to April 1, 2001, MCC, through its wholly-owned subsidiary sold and financed the sales of manufactured homes. MCC paid the Company market rent on sites where MCC had a home for sale. Total site rental income from MCC amounted to $33,370 for the year ended December 31, 2001.

     Effective April 1, 1996 through April 1, 2001, MCC leased space from the Company to be used as sales lots, at market rates, at most of the Company's communities. Total rental income relating to these leases amounted to $38,370 for the year ended December 31, 2001.

     During 2001, the Company had approximately $49,000 of rental homes that were sold to MCC at book value.

      During 2003, 2002 and 2001, the Company purchased from MCC at its cost, 4, 2 and 3 homes, respectively totaling $78,195, $43,181 and $47,953, respectively to be used as rental homes. On March 30, 2001, the Company also purchased at carrying value all of the remaining inventory of MCC. This amounted to $2,261,624. The Company also assumed the inventory financing of $1,833,871.

      During 2003, the Company financed/refinanced certain loans on sales made by MCC to third parties. The total amount financed amounted to $307,746 during 2003.

      On October 23, 2003, the Company invested $1,000,000 in the Convertible Debenture Private Placement Offering of MCC (the MCC Debenture). The MCC Debenture pays interest at 8% and is convertible into 166,667 shares of Common Stock of MCC at any time prior to redemption or maturity. The MCC debenture is due in 2013.

Other Matters

     Prior to the adoption of Sarbanes Oxley Act of 2002, Section 202, prohibiting loans to directors and executive officers, the Board of Directors of the Company granted Samuel A. Landy, President, loans in accordance with his Employment Agreement. The total balance of these loans outstanding at March 31, 2004 amounted to $667,525 at interest rates ranging from 6.36% to 7.5% and maturity dates ranging from 2005 to 2006.

     There is no family relationship between any of the Directors or executive officers of the Company, except that Samuel A.
Landy, President and Director of the Company, is the son of Eugene W. Landy, the Chairman of the Board of the Company.

      Eugene W. Landy and Samuel A. Landy are partners in the law firm of Landy & Landy, which firm, or its predecessor firms, have been retained by the Company as legal counsel since the formation of the Company, and which firm the Company proposes to retain as legal counsel for the current fiscal year. The Company now uses outside counsel for most of the legal services required. The New Jersey Supreme Court has ruled that the relationship of directors also serving as outside counsel is not per se improper, but the attorney should fully discuss the issue of conflict with the other directors and disclose it as part of the proxy statement so that shareholders can consider the conflict issue when voting for or against the attorney/director nominee.

     The Company has employment agreements with certain executive officers, which in addition to base compensation, bonuses and fringe benefits, provides for specified retirement benefits. The Company has accrued these benefits over the terms of the agreements. Amounts accrued under these agreements were $780,058 and $817,058 at December 31, 2003 and 2002, respectively.

      In August, 1999, the Company entered into a lease for its corporate offices. The lease is for a five-year term at market rates with monthly lease payments of $12,000, plus its proportionate share of real estate taxes and common area maintenance. The lessor of the property is owned by certain officers and directors of the Company. The lease payments and the resultant lease term commenced on May 1, 2000. Approximately 50% of the monthly lease payment of $12,000, plus its proportionate share of real estate taxes and common area maintenance is reimbursed by other related entities utilizing the leased space (MREIC and MCC).

        COMPLIANCE WITH EXCHANGE ACT FILING REQUIREMENTS

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's Officers and Directors, and persons who own more than 10% of the Company's Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, Directors and greater than 10% shareholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on review of the copies of such forms furnished to the Company, the Company believes that, during the fiscal year, all Section 16(a) filing requirements applicable to its Officers, Directors and greater than 10% beneficial owners were met.

                          OTHER MATTERS

      The Board of Directors knows of no other matters other than those stated in this Proxy Statement which are to be presented for action at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted on any such matter in accordance with the judgment of the persons voting such proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

      The Company will provide, without charge, to each person being solicited by this Proxy Statement, on the written request of any such person, a copy of the Annual Report of the Company on Form 10-K for the year ended December 31, 2003 (as filed with the Securities and Exchange Commission), including the financial statements and schedules thereto. All such requests should be directed to United Mobile Homes, Inc., Attention: Shareholder Relations, Juniper Business Plaza, 3499 Route 9 North, Suite 3-C, Freehold, NJ 07728.

                      SHAREHOLDER PROPOSALS

     In order for Shareholder Proposals for the 2005 Annual Meeting of Shareholders to be eligible for inclusion in the
Company's 2005 Proxy Statement, they must be received by the Company at its office at Juniper Business Plaza, 3499 Route 9 North, Suite 3-C, Freehold, New Jersey 07728 not later than February 2, 2005.

                              BY ORDER OF THE BOARD OF DIRECTORS



                                        /s/ Ernest V. Bencivenga
                                        Ernest V. Bencivenga
                                        Secretary



Dated:  May 3, 2004


Important: Shareholders can help the Directors avoid the necessity and expense of sending follow-up letters to insure a quorum by promptly returning the enclosed proxy. The proxy is revocable and will not affect your right to vote in person in the event you attend the meeting. You are earnestly requested to sign and return the enclosed proxy in order that the necessary quorum may be represented at the meeting. The enclosed addressed envelope requires no postage and is for your convenience.

PROXY                                                  PROXY

                    UNITED MOBILE HOMES, INC.

            PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

   This Proxy is Solicited on Behalf of the Board of Directors


     The undersigned hereby constitutes and appoints Eugene W. Landy, Anna T. Chew, and Samuel A. Landy, and each or any of them, proxies of the undersigned, with full power of substitution, to vote in their discretion (subject to any direction indicated hereon) at the Annual Meeting of Shareholders to be held at the Company Office at Juniper Business Plaza, 3499 Route 9 North, Suite 3-C, Freehold, New Jersey, on Thursday, June 10, 2004, at 4:00 o'clock p.m., and at any adjournment thereof, with all the powers which the undersigned would possess if personally present, and to vote all shares of stock which the undersigned may be entitled to vote at said meeting.

        (Continued and to be signed on the reverse side)

PLEASE  SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED  ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  /X/

1.   Election of Directors:
                                        NOMINEES:
     -  FOR ALL NOMINEES                 James E. Mitchell
                                         Robert G. Sampson

     -  WITHHOLD AUTHORITY
        FOR ALL NOMINEES

     -  FOR ALL EXCEPT
        (See instructions below)

INSTRUCTION:   To withhold authority to vote for  any  individual
nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ?

(2)  Approval  of  the  appointment of KPMG  LLP  as  Independent
     Auditors for the Company for the fiscal year ending December
     31, 2004.

     FOR          AGAINST          ABSTAIN

(3) Such other business as may be brought before the meeting or any adjournment thereof. The Board of Directors at present knows of no other business to be presented by or on behalf of the Company or its Board of Directors at the meeting.

The Board of Directors recommends a vote FOR items (1) and (2), and all shares represented by this Proxy will be so voted unless otherwise indicated, in which case they will be voted as marked.

Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged.


To change the address on your account, please check the box at right and indicate __ your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Shareholder _____________________  Date___________
Signature of Shareholder ______________________ Date___________

Note: Please sign exactly as your name(s) appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.